Exhibit 32(ii)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report on Form 10-KSB of Dialog Group, Inc. (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Vincent DeCrescenzo, Sr., the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:
      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 28, 2006

                                                    Vincent DeCrescenzo
                                                ----------------------------
                                                Vincent DeCrescenzo, Sr. CFO